UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2009

SECURE AMERICA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33743	26-0188408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 North Glebe Road, Suite 550
Arlington, VA 22201
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 528-7073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

SECURE AMERICA ACQUISITION CORPORATION (THE “COMPANY”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF THE COMPANY AND, AMONG OTHER THINGS, THE COMPANY’S PROPOSED BUSINESS COMBINATION WITH ULTIMATE ESCAPES HOLDINGS, LLC (“ULTIMATE ESCAPES”) DISCUSSED HEREIN AND THE BUSINESS OF ULTIMATE ESCAPES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; CHANGING LEGISLATION OR REGULATORY ENVIRONMENTS; REQUIREMENTS OR CHANGES AFFECTING THE BUSINESS IN WHICH ULTIMATE ESCAPES IS, AND THE COMPANY WILL BE, ENGAGED; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND IN THE DEFINITIVE PROXY STATEMENT FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS.

THE COMPANY FILED A DEFINITIVE PROXY STATEMENT WITH THE SEC ON OCTOBER 16, 2009 IN CONNECTION WITH THE PROPOSED TRANSACTION. STOCKHOLDERS AND WARRANTHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE URGED TO READ THIS DOCUMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE COMPANY’S FINAL PROSPECTUS, DATED OCTOBER 23, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT HAS BEEN MAILED TO STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, TO STOCKHOLDERS AND WARRANTHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON OCTOBER 13, 2009. STOCKHOLDERS, WARRANTHOLDERS AND OTHERS MAY ALSO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE COMPANY IN WRITING AT 1005 NORTH GLEBE ROAD, SUITE 550, ARLINGTON, VIRGINIA 22201, OR BY TELEPHONE AT (703) 528-7073. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS ARE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF THE COMPANY’S STOCKHOLDERS AND WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF THE COMPANY’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO THE COMPANY, ULTIMATE ESCAPES AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. CERTAIN OF SUCH UNDERWRITERS MAY RECEIVE FEES UPON CONSUMMATION OF THE COMPANY’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE DEFINITIVE PROXY STATEMENT AND OTHER MATERIALS FILED BY THE COMPANY WITH THE SEC.

THE INFORMATION ON THE WEBSITES OF ULTIMATE ESCAPES’ OR THE COMPANY IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS THE COMPANY MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR THERE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K DOES NOT MODIFY OR UPDATE ANY DISCLOSURE IN THE DEFINITIVE PROXY STATEMENT DATED OCTOBER 16, 2009 (THE “DEFINITIVE PROXY STATEMENT”), EXCEPT FOR THE INFORMATION CONTAINED IN ITEM 1.01 AND THE FIRST PARAGRAPH OF ITEM 8.01 HEREIN, AND EXHIBITS 3.1 AND 10.1 HERETO, WHICH UPDATES THE RELATED DISCLOSURE IN THE DEFINITIVE PROXY STATEMENT ..

Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2009, Secure America Acquisition Corporation (the “Company”) entered into Amendment No. 1, dated as of October 28, 2009 (the “Amendment”), to the Contribution Agreement, dated as of September 2, 2009 (the “Agreement”), by and among the Company, Ultimate Resort Holdings, LLC, a Delaware limited liability company (“Ultimate Resort”), Ultimate Escapes Holdings, LLC, a Delaware limited liability company (the “Target”), and the representative of the holders of the issued and outstanding membership interests of the Target and Ultimate Resort.  Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Company’s definitive proxy statement dated October 16, 2009 and mailed to all of the Company’s warrantholders and stockholders of record as of the close of business on October 13, 2009 (the “Definitive Proxy Statement”).  The Contribution Agreement is attached as Annex A to the Definitive Proxy Statement.

Under the terms of the Amendment, the parties have agreed, among other things, that (i) the Company shall contribute a minimum of $8,000,000, instead of $20,000,000, to the Target at the closing of the Acquisition, in exchange for which the Company would receive approximately 1.2 million Units in the Target; and (ii) instead of paying $3,000,000 in cash to Ultimate Resort to satisfy the tax liabilities of Ultimate Resort and its members resulting from the Acquisition (the “Tax Distribution”), Ultimate Resort shall receive approximately an additional 377,834 Units in the Target upon closing of the Acquisition. The Company is in the process of negotiating with certain of its service providers to reduce the amount of fees payable to them by the Company, and/or to take a portion of those fees in the form of restricted shares of the Company’s common stock, long-term notes or other non-cash consideration, so that the net cash available to the Target following the closing of the Acquisition will not be materially different than the pro forma financial information presented in the Definitive Proxy Statement.

In addition, the form of Amended and Restated Operating Agreement for the Target attached as Annex B to the Definitive Proxy Statement has been revised, inter alia, to (i)  incorporate the admission of JDI Ultimate, L.L.C. ("JDI"), which is converting its membership interests in Ultimate Resort into membership units in the Target pursuant to a redemption by Ultimate Resort of JDI's membership interests in Ultimate Resort (the "JDI Redemption"), such that, immediately after the JDI Redemption (which is expected to take place immediately after the closing of the Acquisition), Ultimate Resort will own approximately 3,858, 571 Units, JDI will own approximately 3,123,797 Units and Private Escapes Holdings, LLC will own approximately 574,307 Units; and (ii) to remove the Tax Distribution and, as a result, issue additional Units to Ultimate Resort and JDI.

Finally, the Second Amended and Restated Certificate of Incorporation, which is subject to the approval of the Company’s stockholders under the “Common Capitalization Proposal” and “Charter Amendment and Restatement Proposal,” has been amended to include the new name of the Company effective as of the closing of the Acquisition, so that the new Article FIRST of the proposed Second Amended and Restated Certificate of Incorporation now reads, as amended, as follows:

“FIRST: The name of the corporation is Ultimate Escapes, Inc. (hereinafter sometimes referred to as the “Corporation”).”

Thus, by approving the “Charter Amendment and Restatement Proposal” in the Definitive Proxy Statement, the Company’s stockholders will also be approving the change of the Company’s name from “Secure America Acquisition Corporation” to “Ultimate Escapes, Inc.”

The Amendment, the Operating Agreement and the revised Second Amended and Restated Certificate of Incorporation are attached hereto as Exhibits 10.1, 10.2 and 3.1, respectively, and are incorporated herein by reference. The foregoing description of the Amendment and the Operating Agreement does not purport to be complete and is qualified in its entirety by reference to such documents.

Item 8.01	Other Event.

On October 26, 2009, the Target notified its club members who meet the eligibility requirements to participate in the redemption value exchange program described in the Definitive Proxy Statement (the “Program”) that it was extending the deadline to participate in the Program and purchase shares of the Company’s common stock on the open market from October 25, 2009 to October 27, 2009, and that it was increasing the maximum aggregate amount of all club members’ redemption value that may be converted pursuant to the program from $10 million to $12 million.  As of October 27, 2009, the Target has received commitments from club members to convert a total of approximately $9.7 million of redemption value into Company common stock pursuant to the Program (which conversions are subject to each participant’s compliance with all of the terms of the Program).

In addition, on October 28, 2009, the Company issued a press release with respect to its execution of the Amendment and other changes to the deal terms. The Company also announced that it intends to convene and then adjourn, without conducting any business, the Special Meeting of Warrantholders and Special Meeting of Stockholders until 1:00 pm and 1:30 pm on the same day, October 28, 2009, respectively. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Form of Second Amended and Restated Certificate of Incorporation of the Company
10.1
Amendment No. 1, dated as of October 28, 2009, to the Contribution Agreement, dated as of September 2, 2009, by and among the Company, Ultimate Resort Holdings, LLC, Ultimate Escapes Holdings, LLC, and the member representative of Ultimate Resort and Ultimate Escapes.

10.2	Form of Amended and Restated Operating Agreement of Ultimate Escapes Holdings, LLC
99.1	Press Release, dated October 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE AMERICA ACQUISITION CORPORATION

/s/ C. Thomas McMillen
C. Thomas McMillen
Chairman and Co-Chief Executive Officer

Dated:  October 28, 2009